UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2019

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37721 (Commission File Number)	95-4405754 (IRS Employer Identification No.)

120 Newport Center Drive Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)
(949) 480-8300
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Kirsten Hoover, Corporate Controller
On February 12, 2019, Acacia Research Group, LLC (“ARG”), the primary operating subsidiary of Acacia Research Corporation (the “Company” and together with ARG, “Acacia”), and Kirsten Hoover entered into a Separation Agreement and General Release of Claims (the “Agreement”) in connection with her resignation as Corporate Controller, effective as of June 15, 2019 (the “Effective Date”). Ms. Hoover has agreed to, among other things, (i) serve as Principal Financial Officer of the Company until the Effective Date, and (ii) continue to perform such functions customarily performed by a public corporation’s Principal Financial Officer until the Effective Date, as set forth in the Agreement, including but not limited to assisting in the preparation of, and executing certifications to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The Company is actively seeking a suitable replacement for Ms. Hoover.

Pursuant to the Agreement, Ms. Hoover is entitled to receive (i) accrued but unused vacation time and floating holiday benefits, (ii) continued payments of her current salary, less applicable withholdings, through October 31, 2019, and (iii) payment by the Company of the premiums charged for COBRA coverage for her and her eligible dependents for a period not to exceed 12 months. Ms. Hoover’s existing equity awards will remain outstanding pursuant to their terms. Ms. Hoover will receive the foregoing payments and benefits provided she (i) remains employed with Acacia through the Effective Date, and (ii) does not revoke the Agreement or her release of claims in favor of Acacia included therein.

The foregoing description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full and complete text of the Agreement, which is filed hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release of Claims, dated February 12, 2019, by and between Acacia Research Group, LLC and Kirsten Hoover.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ACACIA RESEARCH CORPORATION
Date: February 13, 2019                    /s/ Marc Booth
Name: Marc W. Booth
Title: Chief Intellectual Property Officer